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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



     Date of report (Date of earliest event reported)   August 5, 2004
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                                    SPSS Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                   000-22194                36-2815480
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(State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)              File Number)          Identification No.)

233 South Wacker Drive, Chicago, Illinois                          60606
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (312) 651-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

               99.3    SPSS Press Release, dated August 5, 2004


ITEM 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 5, 2004, SPSS Inc. issued a press release announcing its preliminary results for its fiscal quarter ended June 30, 2004. The full text of the press release is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

         The press release contains statements concerning the calculation of the Company's internal rate of growth in total revenues under the heading "Revenue Performance" and the Company's internal rate of growth in license revenues under the heading "Software Licenses." The internal rate of growth, as calculated by SPSS, is a non-GAAP financial measure. The press release identifies the items excluded from net revenues (a GAAP financial measure) to derive the number SPSS uses to calculate the internal rate of growth in total revenues. The same items specified in the press release that are excluded from net revenues are excluded from license revenue to calculate the internal rate of growth in license revenue.

         SPSS management uses internal rate of growth in total revenues and license revenues to measure performance in the Company's core business and to better understand its underlying operations. Additionally, in explaining performance of SPSS to interested parties, SPSS may use this non-GAAP financial measure to describe other operating results. SPSS believes that its investors should have available the same information that management uses to measure performance and that the presentation of this non-GAAP financial measure provides information to assess the results of operations of SPSS for the relevant periods. The measure should not, however, be considered in isolation or as a substitute for the rate of growth of net revenues or any other measure that is calculated in accordance with GAAP.

         The information in this Form 8-K and Exhibit 99.3 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by SPSS under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as set forth by specific reference in such filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SPSS INC.

                                      By:   /s/ Robert Brinkmann
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                                            Robert Brinkmann,
                                            Assistant Secretary and Controller

         Dated:  August 6, 2004






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